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                                                                   EXHIBIT 10.79

                     ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

     THIS ACCOUNTS RECEIVABLE PURCHASE AGREEMENT dated as of December 9, 1996 (the "Agreement"), is between BRYLANE, L.P., a Delaware limited partnership (the "Seller") and ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation ("ADS").

     WHEREAS, the Seller desires to sell and ADS desires to purchase certain accounts receivable arising under Chadwick's Deferred Billing Program, which includes the attendant right to present such receivable to the Credit Card Issuer for payment on the applicable deferred billing date.

     THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, hereby agree as follows:

                                   SECTION 1

                                AMOUNT AND TERMS

     1.1.  PURCHASE COMMITMENT OF ADS.

          1.1.1.  Purchase.  ADS agrees, subject to the terms and conditions of
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this Agreement and provided that no Event of Termination (or any condition or event which would constitute an Event of Termination with the giving of notice or lapse of time, or both) (the definitions of those and other capitalized terms used herein having the meanings provided in Section 8) then exists to purchase Accounts from time to time on and after the date hereof but prior to December 31, 1999 (the "Termination Date") in respective amounts selected by the Seller from time to time as provided in Section 1.2 hereof, provided that the aggregate
                                                     --------
amount at any one time outstanding shall not exceed the amount set forth in
Section 1.2.1.

          1.1.2.  Commitment.  The maximum amount of all Accounts purchased from
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the Seller under this Agreement shall not exceed in the aggregate the sum of
$100,000,000 (the "Commitment") at any time.

     1.2.  PURCHASES.

          1.2.1.  Receivables Base.  ADS shall, upon the terms and conditions
                  ----------------
set forth herein, purchase Accounts from the Seller from time to time in principal amounts at any one time outstanding up to an amount that equals the lesser of the Commitment or the Receivables Base. Subject to the terms and conditions of the Agreement, the Seller may sell Accounts to ADS at any time or from time to time from the date of the Agreement until the earlier of (a) the Termination Date or (b) the End of the Commitment. Each Account shall be an Eligible Account and shall be purchased at a price equal to the book value as reflected on the Seller's books in accordance with GAAP less the Applicable Purchase Discount for the applicable Individual

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Program, as reflected on Exhibit 1.2.1. The Applicable Purchase Discount shall be determined as of the date the initial Account is purchased under each Individual Program.

          1.2.2.  Funding of Purchases.  Each purchase shall be funded by ADS no
                  --------------------
more frequently than one time per week in federal funds or other immediately available money of the United States, either in the form of (i) a Variable Rate Funding (individually a "Variable Rate Funding" and collectively the "Variable Rate Fundings"); or (ii) a Fixed Rate Funding (individually a "Fixed Rate Funding" and collectively the "Fixed Rate Fundings"). Each Fixed Rate Funding shall be in the initial principal amount of $1,000,000 or any larger amount which is a whole multiple of $100,000. All ADS' costs of funding the Variable Rate Fundings and the Fixed Rate Fundings shall be passed through from ADS to Seller.

          1.2.3.  Availability of Funds.  ADS will pay to the Seller the funds
                  ---------------------
for each Purchased Account (the "Funds"), at an account designated by Seller, on or before the Funding Date.

          1.2.4.  Funding Procedures.  Except as otherwise provided herein,
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Accounts shall be purchased by ADS at the Seller's written request (a "Purchase
Request") which shall be delivered to ADS by 11:00 a.m. on the Request Date and shall specify (i) the total amount of the Accounts to be purchased; (ii) the Funding Date; and (iii) whether the Funding will be a Fixed Rate Funding (and if so, the applicable Fixed Rate Period) or a Variable Rate Funding. The request shall be accompanied by (i) a report regarding compliance by Seller with the procedures of all Credit Card Issuers on all Eligible Accounts included in the Receivables Base and (ii) a Funding Certificate.

     1.3. COMMITMENT FEE. The Seller shall pay, on the date hereof, ADS a commitment fee of $250,000 in consideration of the commitment of ADS to purchase Accounts hereunder; provided, however, that Seller shall only pay this fee if
                    -----------------
ADS' funding source charges ADS a corresponding fee.

     1.4. UNUSED FEE. As consideration for the commitment to purchase Accounts made pursuant to this Agreement, the Seller shall pay ADS an unused fee computed at the rate of twenty five basis points per annum on the average daily difference between $100,000,000 and the aggregate balance of all Funds then outstanding starting with the date of this Agreement, said fee to be computed on the basis of the actual number of days elapsed over a year of 360 days and to be payable monthly on the last Domestic Banking Day of each calendar month commencing on January 31, 1997; provided, however, that Seller shall only pay
                                -----------------
this fee if ADS' funding source charges ADS a corresponding fee.

     1.5. TRANSACTION FEES. The Seller shall pay to ADS a transaction fee of $0.03 per each individual Customer Account purchased hereunder. Such fees will be paid by Seller upon receipt of a monthly invoice. Seller shall pay, or reimburse ADS promptly for any fees of Credit Card Issuers for processing the Purchased Accounts.

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     1.6.  TRANSACTION COSTS.  ADS will invoice Seller on the last day of each month for its funding charges, specifying in reasonable detail the nature and calculation thereof (which shall be conclusively correct absent manifest error), and Seller shall pay such amounts promptly upon receipt thereof; provided,
                                                                 ---------
however, that ADS shall not charge to Seller any incremental borrowing costs
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that ADS incurs due to a default under its financing arrangements unless such incremental costs are caused by an Event of Termination (or an event which would constitute an Event of Termination with the giving of notice or lapse of time or both) of the Seller hereunder.


                                   SECTION 2

                                 GENERAL TERMS

     2.1. PAYMENTS OWING TO ADS. The Seller shall make all payments hereunder to ADS, at its main office, 4590 East Broad Street, Columbus, Ohio, in immediately available funds prior to 3:00 p.m., on the date such payments shall become due in accordance with the terms hereof. For the purpose of computing the available portion of the Commitment, ADS shall have the right, in its sole discretion, to treat as outstanding Funds under the Agreement the unpaid amount of any interest, fees, costs or expenses otherwise then due and payable under the Transaction Documents, provided, however, that such interest, fees, costs or
                           ------------------
expenses shall not be deemed to be outstanding Funds for purposes of Section
1.4.

     2.2. PAYMENT TO ADS OR SELLER ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day other than a Domestic Banking Day, such payment shall be made on the next succeeding Domestic Banking Day and such extension of time shall in such case be included in the computation of payment of interest hereunder, as the case may be.

     2.3. FAILURE TO PAY. Whenever any payment due to ADS to be made hereunder shall become due and payable, whether at the stated maturity thereof or earlier upon acceleration or otherwise, and the Seller fails to make such payment, the unpaid amount shall bear interest at the Prime Rate plus 115 basis points. If the Funds used to purchase Accounts hereunder ever exceed the Total Facility, the overpaid Funds that (a) relate to a Variable Rate Funding shall bear interest at the Prime Rate plus 115 basis points or (b) that relate to a Fixed Rate Funding shall bear interest at the applicable LIBO Rate for such funding plus 115 basis points plus any applicable costs, premiums, fees or penalties incurred by ADS; provided, however, that the entire amount of Funds paid shall
                 -----------------
bear such increased interest rate after the fourth such overpayment.

     2.4. OVERPAYMENT. If the aggregate principal amount of all Purchased Accounts exceeds the Total Facility at any time, the Seller shall immediately, upon receipt of notice from ADS, purchase from ADS Accounts sufficient to reduce the outstanding Purchased Accounts to an amount less than or equal to the Total Facility. Upon any repurchase of an Account by the Seller as contemplated in this Section 2.4, ADS shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of ADS in such repurchased Account, all monies due or

                                       3
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to become due with respect thereto and all proceeds thereof. ADS shall, at the
Seller's expense, execute, or cause to be executed, such documents and instruments of transfer or assignment and take, or cause to be taken, such other actions as shall reasonably be requested by the Seller to effect the conveyance of such account without any adverse claims pursuant to this Section.


                                   SECTION 3

                   CONDITIONS OF FUNDING OF ACCOUNT PURCHASES

     The obligation of ADS to purchase the Accounts from the Seller as provided for hereunder shall be subject to the following conditions:

     3.1. CONDITIONS PRECEDENT TO INITIAL PURCHASE OF ACCOUNTS. Prior to the initial purchase of Accounts hereunder, the Seller shall furnish to ADS all of the following, each dated the date hereof (unless otherwise indicated) in form and substance satisfactory to ADS:

          (a)  Service Agreement.  A properly executed Service Agreement.
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          (b)  Financing Statements.  Filed forms of UCC-1 Financing Statements
               --------------------
reflecting the sale of Accounts hereunder and a UCC-11 lien search report showing no prior existing liens on the Accounts;

          (c)  Processing Agreement.  A fully executed Processing Agreement
               --------------------
between ADS and each Credit Card Issuer ("Processor Agreement"), in a form satisfactory to ADS, pursuant to which ADS (or Seller as the agent of ADS) will be permitted to submit Purchased Accounts to each Credit Card Issuer for payment in accordance with the Service Agreement;

          (d)  Certified Resolutions.  A certified copy of the resolutions of
               ---------------------
the Board of Representatives of the Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents;

          (e)  Opinion of Counsel.  The favorable opinion of Riordan & McKinzie,
               ------------------
counsel for the Seller ("Counsel"), addressed to ADS and in the form reasonably requested by ADS;

          (f)  Secretary's Certificate.  A signed copy of a certificate of the
               -----------------------
Secretary or Assistant Secretary of the Seller which shall certify the names of the officers of the Seller authorized to sign this Agreement and the other Transaction Documents or certificates of the Seller to be executed and delivered pursuant hereto, together with the true signatures of such officers. ADS may conclusively rely upon such certificate until ADS shall receive a further certificate of the Secretary or an Assistant Secretary of the Seller canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate;

          (g)  Commitment Fee.  Payment of the $250,000 Commitment Fee, if
               --------------
applicable; and

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          (h)  Funding Certificate.  A Funding Certificate regarding Accounts to
               -------------------
be sold as of the day before such initial purchase of Accounts.

     3.2. CONDITIONS PRECEDENT TO SUBSEQUENT PURCHASE OF ACCOUNTS. The obligation of ADS to purchase Accounts hereunder after the initial purchase shall be subject to the further condition precedent that, at the time of each subsequent purchase of Accounts, (a) the Seller shall be in compliance with all of the provisions, warranties (except with respect to Section 4.13.2, under which the representation and warranty shall be deemed to be made for purposes of this Section 3.2 only with respect to the Accounts being purchased) and conditions contained in this Agreement (or, if not in compliance with the representations and warranties hereunder, such non-compliance is disclosed to ADS before the Seller requests Funds and ADS waives the non-compliance), (b) a new Funding Certificate has been delivered to ADS and (c) there shall exist no Event of Termination (or an event that, with the passage of time or giving of notice, or both, would constitute an Event of Termination). Each request for ADS to purchase Accounts hereunder shall be deemed to be a representation and warranty by the Seller on the date of such purchase of Accounts that the representations and warranties contained in Section 4 are true and correct (except that with respect to Section 4.13.2, the representation and warranty shall be deemed to be made for purposes of this Section 3.2 only with respect to the Accounts being purchased pursuant to such Request), and that the Seller is in compliance with the covenants contained in Sections 5 and 6.


                                   SECTION 4

                         REPRESENTATIONS AND WARRANTIES

     The Seller represents and warrants to ADS, which representations and warranties will survive the execution and delivery of this Agreement, as follows:

     4.1. ORGANIZATION AND GOOD STANDING. The Seller has been duly organized and is validly existing as a limited partnership in good standing under its laws of its jurisdiction, with power and authority to own the properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     4.2. DUE QUALIFICATION. The Seller is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the failure to maintain such qualification, licenses and approvals would materially adversely affect (a) the interests of ADS hereunder, (b) the ability of the Seller to perform its obligations hereunder or
(c) the enforceability of this Agreement.

     4.3. POWER AND AUTHORITY; DUE AUTHORIZATION. The Seller has all necessary power, authority and legal right to (a) execute, deliver and perform this Agreement, and the other Transaction Documents (to which the Seller is a party) to be executed and delivered in connection herewith and (b) carry out the terms of the Transaction Documents to which the

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Seller is a party. The Seller has duly authorized, by all necessary partnership action, the execution, delivery, and performance of this Agreement and the other Transaction Documents to which the Seller is a party.

     4.4. BINDING OBLIGATIONS. This Agreement constitutes, and each other Transaction Document to which the Seller is a party, when duly executed and delivered will constitute, a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     4.5. NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the Seller is a party and the fulfillment of the terms hereof, and the Seller's deferred billing program and all corresponding agreements, billing statements, credit applications, and related documents with Customers regarding the deferred billing program, do not and will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, (i) the limited partnership agreement of the Seller, or (ii) any material indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which the Seller is a party or by which it is bound, including without limitation the agreements between Seller and each Credit Card Issuer, or (b) result in the creation or imposition of any Lien (other than a Permitted Lien) upon Accounts of the Seller which Lien has a material impact on the enforceability of the Transaction Documents or the collectibility of Accounts pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any federal, state or local law or any order, rule, or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or any of its properties, other than a violation that would not materially adversely affect
(x) the interests of ADS hereunder, (y) the ability of the Seller to perform its obligations hereunder or (z) the enforceability of this Agreement.

     4.6. NO PROCEEDINGS. There are no proceedings or investigations pending, or, to Seller's knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of this Agreement or any other Transaction Document,
(b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, or (c) seeking any determination or ruling that might materially and adversely affect (i) the performance by the Seller of its obligations under this Agreement or (ii) the validity or enforceability of this Agreement or any of the Transaction Documents.

     4.7. GOVERNMENT APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Agreement or any other Transaction Document except for filings needed to perfect the Lien of ADS contemplated by this Agreement.

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     4.8.  FINANCIAL CONDITION.  (a)  The balance sheets of the Seller at
February 3, 1996, and the related statements of income and partnership equity of the Seller for the fiscal year then ended certified by Coopers & Lybrand, independent accountants, copies of which have been furnished to ADS, and the unaudited balance sheets of the Seller at October 5, 1996, and the related statements of income and shareholders' equity of the Seller for the fiscal quarter then ended, fairly present the financial position of the Seller as at such date and the results of operations of the Seller for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and (b) since October 5, 1996, to the best of the Seller's knowledge, there has been no material adverse change in any such position, business or operations except that borrowings for the Chadwick's transaction shall not be deemed to be adverse.

     4.9. LITIGATION. No injunction, decree or other decision has been issued or made by any court, government or agency or instrumentality thereof that prevents, and, to the best of the Seller's knowledge, no threat by any person has been made to attempt to obtain, any such decision (a) that involves this Agreement or the other Transaction Documents, or the transactions contemplated hereby or thereby or (b) that the Seller reasonably believes will involve liabilities in excess of 10% of the Seller's net worth at the time of determination.

     4.10. CHADWICK'S DEFERRED BILLING PROGRAM. Seller represents and warrants the narrative description of Chadwick's Deferred Billing Program as set forth on
Exhibit 4.10 is complete and accurate.

     4.11. TAX RETURNS AND PAYMENTS; WITHHOLDING TAXES. The Seller has filed all tax returns required by law to be filed and has paid all taxes, assessments and other governmental charges levied upon any of its properties, assets, income or franchises (including without limitation all United States and foreign withholding taxes), other than those not yet delinquent and those being contested in good faith for which adequate reserves have been established in accordance with generally accepted accounting principles. The charges, accruals and reserves on the books of the Seller in respect to income taxes for all fiscal periods are adequate in the opinion of the Seller, and the Seller knows of no unpaid material assessment for additional income taxes for any fiscal period or of any basis therefor.

     4.12. ACCURATE REPORTS. No material information, exhibit, financial statement, document, book, record or report (excluding projections) furnished or to be furnished by the Seller to ADS in connection with this Agreement was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to ADS at such time) as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading. As to any financial projections furnished by Seller to ADS, Seller represents that the same were prepared in good faith upon assumptions believed at the time to be reasonable.

     4.13.  TITLE TO ACCOUNTS; LIENS.

          4.13.1. The Seller has title to, ownership or other interests or rights sufficient to permit the sale of the Accounts (including all material, trademarks, service marks, trade names, copyrights and licenses) free and clear of any Lien and as otherwise necessary to the performance of the Agreement. Immediately upon the sale and transfer of an Account hereunder, ADS shall have acquired title to such Account free of all Liens created by or through the Seller.

          4.13.2. As of the date of purchase, each Account will have received Preliminary Authorization from the applicable Credit Card Issuer and when ADS (or the Seller as ADS' agent pursuant to the Service Agreement) presents each Account to a Credit Card Issuer, whether directly or pursuant to the Processor Agreements, such Credit Card Issuer will accept each Account.

          4.13.3. No financing or continuation statement which names the Seller as debtor has been filed under the Uniform Commercial Code relating to the Accounts and the Seller has not agreed or consented to cause or to permit in the future (upon the happening of a contingency or otherwise) any of the Accounts, whether now owned or hereafter acquired, to be subject to any Lien, except the Permitted Liens.

          4.13.4. As of the date of this Agreement, the Seller has taken or caused to be taken all actions necessary in order to establish ADS' precautionary security interests in the Accounts as valid and perfected Liens, prior to all other Liens.

     4.14. CHARACTERIZATION OF TRANSACTIONS. It is the intention of the Seller that the transactions contemplated herein shall constitute sales of the Accounts from the Seller to ADS and that the full beneficial interest in and title to the Accounts not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The Seller will treat the transactions contemplated herein as sales of the Accounts for accounting, tax and other purposes.

     4.15. ADS RIGHT TO SUBMIT ACCOUNTS PURSUANT TO PROCESSOR AGREEMENTS. ADS shall have, with the merchant identification number provided to ADS under the Service Agreement, the sole right, either individually or through its agent under the Servicing Agreement, to submit Accounts for acceptance to the Credit Card Issuers and their processing agents pursuant to the Processor Agreements.

                                   SECTION 5

                             AFFIRMATIVE COVENANTS

     Until all sums due and owing under this Agreement to ADS have been paid in full and the Seller no longer has any right to require ADS to purchase Accounts hereunder, the Seller covenants and agrees as follows:

     5.1. COMPLIANCE WITH LAWS, ETC. The Seller shall comply in all material respects with all applicable laws, rules, regulations and orders regarding its operations, except when failure to comply will not have a material adverse effect on (a) the interest of ADS hereunder, (b) the ability of the Seller to perform its obligations hereunder or (c) the enforceability of this Agreement.

     5.2. PRESERVATION OF CORPORATE EXISTENCE. The Seller shall preserve and maintain its limited partnership existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (a) the interests of ADS hereunder, (b) the ability of the Seller to perform its obligations hereunder or (c) the enforceability of this Agreement.

     5.3. MAINTENANCE OF ACCOUNTS. The Seller shall at all times have title to, and ownership or other interests in sufficient to permit the sale of the Accounts (including all material, trademarks, service marks, trade names, copyrights, licenses and rights in respect of the foregoing) necessary to the performance of this Agreement.

     5.4. MAINTENANCE OF MINIMUM NET WORTH. The Seller shall maintain a minimum Net Worth in excess of 90% of the Seller's Net Worth at February 1, 1997, before giving effect to any inventory adjustments relating to the acquisition of Chadwicks.

     5.5. REPORTING REQUIREMENTS OF THE SELLER. From the date hereof until the later of termination of the Commitment or the payment of all amounts owing hereunder, the Seller shall, unless ADS shall otherwise consent in writing, furnish to ADS:

          (a)  Quarterly Financial Statements.  As soon as available and in any
               ------------------------------
event within 60 days after the end of each of the first three quarters of each fiscal year of the Seller, copies of the Seller's quarterly financial reports, on Form 10-Q, as filed with the Securities and Exchange Commission (or if the Seller is no longer required to file such Form 10-Q, the Seller shall furnish such financial reports containing the information typically found on Form 10-Q) accompanied by a certificate of the chief financial officer or chief accounting officer of the Seller to the effect that such statements have been prepared in accordance with generally accepted accounting principles, and except for year end adjustments, footnotes and disclosures fairly present the Consolidated financial position of the Seller as of such date and the Consolidated results of operations of the Seller for the period ended on such date.

          (b)  Annual Financial Statements.  As soon as available and in any
               ---------------------------
event within 120 days after the end of each fiscal year of the Seller, a copy of the Seller's Annual Report, on Form 10-K, as filed with the Securities and Exchange Commission (or if the Seller is no longer required to file such Form 10-K, the Seller shall furnish such financial reports containing information typically found on Form 10-K) and as reported on by nationally recognized independent public accountants.

          (c)  Compliance Certificate.  As soon as available and in any event
               ----------------------
within 60 days after the last day of each of the first three fiscal quarters or 120 days after the end of each fiscal year of the Seller, a certificate of the Seller's chief financial officer to the effect that no Terminations or Events of Termination have occurred hereunder, or, if such Terminations or Events of Termination have occurred, a statement explaining the factual circumstances surrounding the Termination or Event of Termination and the steps Seller is taking, if any, to cure such Termination or Event of Termination.

          (d)  Reports to Holders and Exchanges.  Copies of any reports which
               --------------------------------
the Seller sends to any of its security holders, and any reports or registration statements that the Seller files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and registrations of securities for selling security holders.

     5.6. PAYMENT OF TAXES AND CLAIMS. The Seller shall promptly pay and discharge all taxes and assessments levied and assessed or imposed upon its properties or upon its income (including without limitation all United States and foreign withholding taxes) as well as all material claims which, in the case of any such tax, assessment or claim if unpaid, might by law become a Lien upon the Accounts; provided, however, that nothing herein contained shall require the
              -----------------
Seller to pay any such taxes, assessments or claims so long as the Seller shall in good faith contest the validity and stay the execution and enforcement thereof.


                                   SECTION 6

                               NEGATIVE COVENANTS

     During the term of this Agreement, unless ADS has otherwise agreed in writing, the Seller covenants and agrees as follows:

     6.1. NEGATIVE PLEDGE. The Seller shall not, without the prior written consent of ADS, which consent may be withheld in ADS' sole discretion, create, incur, assume or permit to continue any Liens on the Accounts purchased hereunder, whether now owned or hereafter acquired, except Permitted Liens.

     6.2.  MERGERS, ACQUISITIONS, SALES, ETC.

          6.2.1. The Seller shall not be a party to any merger or consolidation, except for (a) any such merger or consolidation of the Seller with a Subsidiary that enters into an agreement with ADS upon such merger or consolidation, or (b) any such merger or consolidation in which the Seller is the surviving entity.

          6.2.2. The Seller shall not sell, transfer, convey or lease all or substantially all of its assets, including the stock of any Subsidiary except:

               (a) for a sale, transfer, conveyance, lease, abandonment or other disposition from the Seller with or to a Subsidiary or in the ordinary course of business; or

               (b) the sale, transfer, conveyance, lease or other disposition of assets in the ordinary course of business.

     6.3. FINANCIAL COVENANTS. The Seller shall not fail to comply with the financial covenants set forth in Article V of the Senior Credit Agreement.

     6.4. CHADWICK'S DEFERRED BILLING PROGRAM. Seller shall maintain the Chadwick's Deferred Billing Program described on Exhibit 4.10, and the Chadwick's Deferred Billing Program shall not be amended, modified, supplemented or otherwise changed without the prior written consent of ADS.

                                   SECTION 7

                             EVENTS OF TERMINATION

     7.1. EVENTS OF TERMINATION.  The following are "Events of Termination":

          (a)  Service Agreement and Processing Assignment.  Seller shall fail
               -------------------------------------------
to comply with the terms of the Service Agreement (including without limitation the failure of the Seller to forward Accounts to the Credit Card Issuer for payment or the failure of a Credit Card Issuer to fund Accounts when properly submitted to the Credit Card Issuer by the Seller) or the Credit Card Issuer shall fail to accept an Account in accordance with the Processor Agreement or the Credit Card Issuer shall fail to comply with the requirements of the Processor Agreement;

          (b)  Payments and Fees.  The Seller shall default in the payment of
               -----------------
any sums owing hereunder, including without limitation amounts owing under
Section 1.6 hereof; provided such default shall continue for a period of 10
                    --------
Domestic Business Days;

          (c)  Representations and Warranties.  Any representation or warranty
               ------------------------------
(other than any representation or warranty contained in Section 4.13.2) made by the Seller in this Agreement or in connection with any purchase of Accounts hereunder, or in any report, Funding Certificate, financial statement or other instrument furnished in connection with this Agreement or the Funds hereunder shall prove to have been false or misleading in any material respect on the date made;

          (d)  Negative Covenants.  The Seller shall fail to observe or perform
               ------------------
any covenant, condition or agreement in Section 5.4 or Section 6 of this Agreement;

          (e)  Other Covenants.  The Seller shall fail to observe or perform any
               ---------------
covenant, condition or agreement (other than those mentioned in Section 5.4, Section 6 or Section 7.3) to be observed or performed pursuant to the terms hereof and such default shall continue unremedied for 30 days after written notice thereof to the Seller by ADS, or the Seller fails to comply with the covenants contained in Section 5.4 or Section 6;

          (f) Acceleration of Debt.  The holder of any Indebtedness other than
              --------------------
amounts owing hereunder in an amount greater than $10,000,000 in the aggregate shall accelerate the maturity of such Indebtedness;

          (g)  Judgments.  One or more judgments from which no appeal may be
               ---------
taken or with respect to which the time to appeal has expired for the payment of money aggregating in excess of 10% of the current assets of the Seller (as measured pursuant to the Form 10-Q most recently filed with the Securities and Exchange Commission before the date of the judgment) shall be rendered against the Seller and the same shall remain undischarged for a period of 30 consecutive days during which the execution shall not be effectively stayed;

          (h)  Bankruptcy, Etc.  Proceedings seeking appointment of a receiver,
               ---------------
custodian, trustee or liquidator of the Seller shall be commenced against the Seller without authorization, consent or application, and shall have not been alleviated within 60 days of such commencement or the Seller shall (a) make an assignment for the benefit of, or enter into any composition or arrangement with, creditors; (b) (i) apply for or consent (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, custodian, trustee or liquidator of the Seller of any substantial part of the properties of the Seller, or (ii) authorize such application or consent, (c)
(i) authorize or file a voluntary petition in bankruptcy, suffer an order for relief under any federal bankruptcy law, or apply for or consent (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or (ii) authorize such application or consent, or proceedings to such end shall be instituted against the Seller without its authorization, application or consent and shall have not been alleviated within 60 days of the institution thereof;
(d) permit or suffer all or any part of its properties to be sequestered, attached, or subjected to a Lien through any legal proceeding or distraint which is not alleviated within 60 days of the commencement thereof; or (e) generally not pay its debts as such debts become due;

          (i)  Reorganization, Receiver, Etc.  An order, judgment or decree
               -----------------------------
shall be entered without the application, approval or consent of the Seller by any court of competent jurisdiction, approving a petition seeking reorganization of the Seller or appointing a receiver, trustee or liquidator of the Seller or of all or a substantial part of the assets thereof, and such order, judgment or decree shall continue unstayed and in effect for any period of 60 days;

          (j)  Put Default.  The Seller shall have failed to repurchase (or make
               -----------
reimbursement in respect of, if applicable) any Account that the Seller is obligated to repurchase (or make reimbursement for) under Section 7.3, within the time period specified in Section 7.3;

          (k)  Unfunded Accounts.  The level of Unfunded Accounts experienced in
               -----------------
the four most recently completed Individual Programs that generated Accounts in excess of $1,000,000 as of any date of determination ever exceeds (as the average of all four of such Individual Programs) 7.5% of the total amounts of Accounts purchased by ADS arising under such four Individual Programs.

     7.2. RIGHTS UPON TERMINATION EVENT. At any time after an Event of Termination, ADS shall have the right to do any or all of the following: (a) declare its obligation to purchase Accounts to be terminated, whereupon the same shall forthwith terminate and (b) make a demand for payment upon the Seller, whereupon all fees, costs and all such other amounts owing under the Transaction Documents shall become forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which is hereby expressly waived by the Seller, notwithstanding anything contained in the Transaction Documents to the contrary.

     7.3.  PUT RIGHT FOR CERTAIN BREACHES OF REPRESENTATIONS AND WARRANTIES.

          7.3.1. In the event of a breach of the representation and warranty contained in Section 4.13.2 in respect of any Account, then as the sole and exclusive remedy for such breach, ADS shall have the right to require the Seller to repurchase ("put") such non-conforming Account in accordance with the following terms:

               (a) As to any Unfunded Account which has not been accepted by the Credit Card Issuer or otherwise paid by the 10th day after the Deferred Billing Maturity Date (the "Put Date"), ADS shall have the right commencing on the 11th day after the Put Date to put to Seller such Unfunded Account; provided that (i) such right shall only be
                                 --------
          available to the extent that the Unfunded Accounts in respect of an Individual Program on the applicable Put Date, exceed, in the aggregate, the Applicable Purchase Discount of the original amount of all Accounts purchased under such Individual Program, and then only to the extent of the excess; and (ii) ADS' put right with respect to the Unfunded Accounts relating to an Individual Program shall in all events be limited to 5% of the amount of all Accounts purchased under an Individual Program; and

               (b) As to any Deferred Billing Account which is or becomes (i) a Chargeback Account or (ii) a Return Account after the Deferred Billing Maturity Date, the Seller shall be required promptly either (x) in accordance with such Credit Card Issuer's standard procedures, to reimburse such Credit Card Issuer for the payment previously made for such Account so as to fully discharge ADS' obligation in respect thereof, or (y) if ADS is required to make such reimbursement to the Credit Card Issuer, to reimburse ADS in full on the day the Chargeback Account or Return Account is required to be funded.

          7.3.2. The Seller shall be required to repurchase any Account that is subject to repurchase under this Section 7.3 (or, if applicable, reimburse the Credit Card Issuer or ADS, as the case may be, in the circumstances contemplated by Section 7.3.1.(b) above) at its face value within two Domestic Banking days after receiving ADS' written notice that ADS is putting such Account to the Seller pursuant to this Section 7.3.

          7.3.3. ADS shall (a)upon any repurchase of an Account pursuant to the Put Right, and (b) for all Unfunded Accounts whose aggregate book value is less than the Applicable Purchase Discount for the applicable Individual Program, without further action, be deemed to transfer, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all right, title and interest in the repurchased Accounts, all monies due or to become due with respect thereto and in all proceeds thereof. ADS shall, at the Seller's expense, execute, or cause to be executed, such documents and instruments of transfer or assignment and take, or cause to be taken, such other actions as shall reasonably be requested by the Seller to effect the conveyance of such account without adverse claims pursuant to this Section.

          7.3.4. If the Seller fails to repurchase any Account (or make reimbursement, if applicable) as provided in this Section 7.3, then such failure shall constitute an Event of Termination hereunder entitling ADS to exercise all of its rights as provided hereunder upon the occurrence of an Event of Termination.

     7.4. ALTERNATIVE CHARACTERIZATION. The parties intend that the transactions consummated herein shall be sales, but as a precautionary measure in the event for any reason the transactions are not so treated or characterized, then Seller agrees that ADS will have, and there is hereby granted to and created in favor of ADS, a security interest under the UCC, and otherwise in accordance with applicable law, in and to the following:

          7.4.1. All Accounts now or hereafter owned or generated by the Seller, which have been purchased by ADS including, without limitation, (i) all moneys due and to become due under any Account, (ii) any damages arising out of or for breach or default in respect of any Account, and (iii) all other amounts from time to time paid or payable under or in connection with any such Account.

          7.4.2. To the extent not otherwise included, all books, records and ledger cards and all Proceeds or products of any of the foregoing; provided,
                                                                   ---------
however, that any excess Proceeds remaining after the corresponding Obligations
-------
have been paid to ADS shall no longer be Accounts.

          7.4.3. In respect of the Accounts or any part thereof, ADS shall have such rights and remedies as are provided by the UCC and such other rights and remedies in respect thereof which ADS may have at law or in equity or under the Transaction Documents, including without limitation the right to resubmit the Accounts to the Credit Card Issuers pursuant to the Processor Agreements and receive the funds therefore. In addition to all of the rights and remedies given to ADS by this Service Agreement, ADS shall have all of the rights and remedies of a secured party under the UCC.

     7.5. END OF THE COMMITMENT. At the End of the Commitment (whether by maturity, acceleration, cancellation or otherwise), the Seller shall pay to ADS the aggregate amount of all outstanding Obligations, including, without limitation, all unpaid fees and costs, to the extent then matured (whether by acceleration or otherwise).

                                   SECTION 8

                                  DEFINITIONS

     8.1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings specified:

          "Account" means and includes all accounts (whether or not earned by
           -------
performance), contract rights, chattel paper, instruments, documents, general intangibles and all other forms of obligations owing to the Seller from Customers, pursuant to Chadwick's Deferred Billing Program whether secured or unsecured, whether now existing or hereafter created, and specifically assigned to ADS under the Transaction Documents, all guaranties and other security therefor, and all other rights and remedies of an unpaid lienor or secured party in respect of the Accounts. Each Account arises from a credit card billing designated by the Customer and will be presented to the Credit Card Issuer on the applicable deferred billing date in accordance with Chadwick's Deferred Billing Program.

          "Affiliate" with respect to any Person shall mean each Person that
           ---------
directly or indirectly (through one or more intermediaries or otherwise), controls, is controlled by, or is under common control with such Person.

          "Agreement" is defined in the preamble.
           ---------

          "Applicable Purchase Discount" means the purchase discount for Accounts under any Individual Program as set forth on Exhibit 1.2.1.

          "Chadwick's Deferred Billing Program" is set forth on Exhibit 4.10.
           -----------------------------------

          "Chargeback Account" means an Account that was previously accepted by
           ------------------
a Credit Card Issuer which acceptance is subsequently reversed giving rise to a reimbursement obligation from the Seller or ADS in favor of the Credit Card Issuer.

          "Closing" shall mean the closing of the transactions described herein
           -------
at such location which shall be mutually agreed to among the parties.

         " Commitment" is set forth at Section 1.1.2.
           ----------

          "Counsel" is identified at Section 3.1(d).
           -------

          "Credit Card Issuers" means American Express, Discover and financial
           -------------------
institutions that are members of the VISA/MasterCard system and their processing agents.

          "Customer" means any Person who is obligated as an account debtor or
           --------
other obligor on, under, or in connection with any Account.

          "Defaulted Account" means an Account that is generated by a Customer
           -----------------
who is currently in default of the payment terms of such Customer's agreement with a Credit Card Issuer.

          "Deferred Billing Maturity Date" means the date on which Accounts
           ------------------------------
under a program are scheduled to be presented to the Credit Card Issuers.

          "Domestic Banking Days" shall mean days other than Saturdays, Sundays
           ---------------------
and other legal holidays or days on which the principal office of The Huntington National Bank is closed.

          "Eligible Account" means each Account of the Seller which, at the time
           ----------------
of determination, meets all the following qualifications: (a) the Seller has lawful and absolute title to such Account, subject only to the Lien of ADS given by this Agreement; such Lien constitutes a perfected Lien in the Account prior to the rights of any other Person and such Account is not subject to any other Lien whatsoever except Permitted Liens; (b) the Seller has the full unqualified right to grant a Lien in such Account to ADS as security and collateral for the Obligations; (c) the Seller received Preliminary Authorization from the Credit Card Issuer on the date the Account was created; (d) the Account arose from the sale of goods by the Seller in the ordinary course of business pursuant to a transaction with a Customer, which goods have been shipped or delivered to the Customer under such Account; and such sale was an absolute sale and not on consignment, approval or a sale-and-return basis (other than Seller's normal return policy); (e) no notice of the bankruptcy, receivership, reorganization, insolvency, or financial embarrassment of the Customer has been received by the Seller; (f) the Account is a valid, legally enforceable obligation of the Customer, and is not subject to any dispute, offset, counterclaim, or other defense on the part of such Customer; (g) it is not a Defaulted Account; (h) the terms of the Account require payment pursuant to the Chadwick's Deferred Billing Program of the Seller on a date that is before the Termination Date; (i) the Customer on the Account is not (1) the United States of America or any foreign government, or any department, agency or instrumentality thereof (unless the Seller and ADS shall have fully complied with the Assignment of Claims Act of 1940, as amended, or any other applicable law governing government Accounts, with respect to such Account), (2) the Seller, or any Affiliate of Seller or,
(3) located outside the United States or Canada; (j) the Account is denominated and payable only in United States dollars in the United States; (k) the Account is not an Unfunded Account if the total volume of Unfunded Accounts exceeds the Applicable Purchase Discount of any Individual Program; and (l) ADS, acting in its sole reasonable discretion, has not notified the Seller the Account may not be considered as an Eligible Account.

          "End of the Commitment" means the earlier of the Termination Date or
           ---------------------
the date on which ADS exercises its rights under Section 7.2(a) following an Event of Termination.

          "Events of Termination" are defined at Section 7.
           ---------------------

          "Final Authorization" means the approval and acceptance for payment of
           -------------------
an Account by the Credit Card Issuer on the applicable Deferred Billing Maturity Date.

          "Financial Statements" means the financial statements described in
           --------------------
Section 4.8 hereof and, after the initial Funds are made under the Agreement, the most recent financial statements of the Seller that have been furnished to ADS.

          "Fixed Rate Funding" means a funding of purchases of Accounts at a
           ------------------
LIBO Rate for a Fixed Rate Period.

          "Fixed Rate Period" means exactly one, two or three months; provided,
           -----------------                                          ---------
however, that no Fixed Rate Period may end on a date later than the Termination
-------
Date.

          "Funding" means a transaction in which ADS transfers Funds to Seller
           -------
to purchase Accounts.

          "Funds" means the monies paid by ADS to Seller to purchase Accounts.
           -----

          "Funding Certificate" means a certificate, in the form required by ADS
           -------------------
that computes the Receivables Base, together with any memo of returns and credits, remittance report, schedule of Eligible Accounts showing each Customer transaction giving rise to an Eligible Account and such other supporting documents and materials which ADS, in its sole reasonable discretion, may require to be delivered with such certificate. The Funding Certificate shall be in the form of an electronic transmission delivered by Seller to ADS, with authorization as determined by ADS in its sole discretion; provided, however,
                                                           -----------------
that ADS can demand the Funding Certificate to be delivered in writing at any time.

          "Funding Date" means the date Funds will be made available to Seller,
           ------------
which will be at least (a) two Domestic Banking Days after ADS receives a Purchase Request from the Seller for a Variable Rate Funding or (b) four London Banking Days after ADS receives a Purchase Request from the Seller for a Fixed Rate Funding.

          "GAAP" means generally accepted accounting principles applied on a
           ----
basis consistent with the accounting principles reflected in the Financial Statements.

          "Indebtedness" means, for any Person (a) all indebtedness or other
           ------------
obligations of such Person for borrowed money or for the deferred purchase price of property or services (except for unsecured trade payables or accruals incurred in the ordinary course of business on normal and reasonable terms), (b) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services, the payment or collection of which such Person has guaranteed (except by reason of endorsement for deposit or collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, including, without limitation, by way of agreement to purchase, to provide funds for payment, to supply funds to or otherwise to invest in such other Person, or otherwise to assure a creditor against loss, (c) all indebtedness or other obligations of any other

Person for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or in property (including, without limitation, Accounts) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or other obligations to the extent of the fair market value of the property covered by such Lien, (d) all direct obligations of such Person in respect of letters of credit, and (e) all Lease obligations which have been or should be, in accordance with generally accepted accounting principles, capitalized on the books of such Person as lessee.

          "Individual Program" means any program under the Chadwick's Deferred
           ------------------
Billing Program offered to Customers in a specific catalog distributed by the Seller.

          "Liabilities", as applied to any Person, shall mean (a) all items
           -----------
(except items of capital stock, of capital surplus, of general contingency reserves or of retained earnings and amounts attributable to minority interest, if any) which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Liabilities are to be determined, including specifically capitalized lease obligations and (b) all obligations secured by any Lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the obligations secured thereby shall have been assumed (excluding non-capitalized leases which may amount to title retention agreements).

          "LIBO Rate" shall mean, as of the date of each Fixed Rate Funding made
           ---------
available before the Termination Date, the rate of interest (rounded upward, if necessary, to the next highest 1/16th of 1%) at which ADS was offered deposits in United States dollars at 11:00 a.m., London time, in the London Interbank LIBO Market on the second London Banking Day preceding the date of such Fixed Rate Funding for delivery on the date of such LIBO Rate Loan, for deposits for a like period as such Fixed Rate Funding and in an amount equal to the amount of such Fixed Rate Funding plus 80 basis points. The minimum amount of a Fixed Rate Funding for purposes of establishing the LIBO Rate shall be $1,000,000.

          "Lien" means any mortgage, deed of trust, lien, charge or security
           ----
interest (including, without limitation, a purchase money security interest as such term is defined in Section 9-107 of the UCC) or pledge of, any property or asset, whether now owned or hereafter acquired, and includes the acquisition of, or agreement to acquire, any property or asset subject to any conditional sale agreement or other title retention agreement, including a Lease on terms tantamount thereto or on terms otherwise substantially equivalent to a purchase.

          "London Banking Day" means any Domestic Banking Day on which
           ------------------
commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Net Worth" shall be construed in accordance with generally accepted
           ---------
accounting principles consistent with those applied in the preparation of the financial statements of the Seller.

          "Obligations" means (a) the obligations of the Seller to ADS under the
           -----------
Agreement, (b) the obligations of the Seller to ADS under the remaining Transaction Documents, (c) all costs and expenses incurred by ADS in the collection or the enforcement of any such obligations of the Seller, including, without limitation, reasonable attorneys' fees and legal expenses, and (d) all future advances made by ADS for the maintenance, protection or preservation of the Accounts or any portion thereof.

          "Permitted Liens" shall mean any of the following:
           ---------------

               (a) Liens securing taxes, assessments, fees or other governmental charges or levies, or securing the claims of materialmen, mechanics, carriers, warehousemen, landlords and other similar Persons;

               (b) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance, social security and other similar laws;

               (c) Reservations, exceptions, easements, leases and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate materially interfere with their use in the ordinary course of the Seller's business; and

               (d)  Liens in favor of ADS.

          "Person" shall mean and include an individual, partnership,
           ------
corporation, trust, unincorporated organization, a government or any department or agency thereof or any other entity.

          "Preliminary Authorization" means the authorization of $1.00 that the
           -------------------------
Seller obtains from the Credit Card Issuer on the date it receives an order from a customer, which authorization confirms the validity of the credit card designated by the Customer as the method of payment.

          "Prime Rate" means the interest rate publicly announced from time to
           ----------
time by The Huntington National Bank as representing its prime rate. The prime rate is not intended to be the lowest rate of interest charged by The Huntington National Bank in connection with extensions of credit to debtors.

          "Proceeds" has the meaning assigned to that term in the UCC.
           --------

          "Processor Agreements" means the Processing Agreement between ADS and
           --------------------
each institution that processes Accounts for the Credit Card Issuers.

          "Purchase Request" means a request from the Seller to ADS to purchase
           ----------------
Accounts accompanied by all the information required by Section 1.2.4.

          "Purchased Account" means Accounts that have been purchased by ADS
           -----------------
that are not yet due to be accepted by a Credit Card Issuer.

          "Receivables Base" means the book value of Eligible Accounts as
           ----------------
reflected on the "Servicing Agent's" records under the Servicing Agreement, net of all credits, returns, discounts and allowances.

          "Request Date" shall mean the date a Funding Request is delivered to
           ------------
ADS.

          "Requirement of Law" means, for any Person, any term, condition, or
           ------------------
provision of any law, rule, judgment, regulation, order, writ, injunction or decree of any court or government, domestic or foreign and any ruling of any arbitrator to which such Person is a party or by which such Person or any of its assets or property is bound or affected or from which such Person derives benefits, and, if such Person is a corporation, its charter documents and by-laws.

          "Return Account" means an Account that was previously accepted by a
           --------------
Credit Card Issuer in respect of which the Customer returns to Seller all or a portion of the purchased items, which return results in a credit to that customer's credit card account, and a corresponding reimbursement obligation to the Credit Card Issuer.

          "Seller" is defined in the preamble.
           ------

          "Senior Credit Agreement" is the Credit Agreement dated as of December
           -----------------------
9, 1996 with Morgan Guaranty Trust Company of New York as agent and Merrill Lynch Capital Corporation as Documentation Agent; as the same may be amended or modified from time to time.

          "Service Agreement" means the Service Agreement between the Seller and
           -----------------
ADS attached hereto as Exhibit 8.

          "Subsidiary" means any Person of which the Seller shall own, at the
           ----------
time as of which any determination is being made, directly or indirectly through a Subsidiary, such number of the outstanding shares of capital stock or other evidences of beneficial interest having ordinary voting power to elect a majority of the Board of Directors, or other similar governing body, of such Person.

          "Termination Date" is defined at Section 1.1.1.
           ----------------

          "Total Facility" means the lesser of the Receivables Base or the
           --------------
Commitment.

          "Transaction Documents" means the Agreement, the Service Agreement,
           ---------------------
the Processor Agreements, and any financing statements or other agreements, reports, documents, certificates or instruments required or contemplated hereby or thereby or otherwise delivered to ADS in connection herewith or therewith signed by the Seller or any Affiliate relating thereto.

          "UCC" means the Uniform Commercial Code as in effect on the date of
           ---
the Agreement and as the same may be supplemented or amended from time to time hereafter, of any state or states having jurisdiction from time to time pursuant to Section 9-103 thereof with respect to all or any portion of the Accounts.

          "Unfunded Account" means an Account which is rejected by a Credit Card
           ----------------
Issuer on the date of presentation.

          "Variable Rate Funding" means a Funding of a purchase of Accounts with
           ---------------------
Funds provided to ADS at the Prime Rate.

     8.2. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

     8.3. RULES OF CONSTRUCTION. All accounting terms used in the Transaction Documents not otherwise specifically defined in the Transaction Documents shall be construed in accordance with GAAP. Any other term not specifically defined in the Transaction Documents shall be construed in accordance with the meaning for such terms under the UCC in effect from time to time in the State of Ohio. The meaning of any defined term used in the Transaction Documents shall apply equally to the singular, plural and other forms of the term defined.


                                   SECTION 9

                                 MISCELLANEOUS

     9.1.  TERM OF AGREEMENT; SUCCESSORS AND ASSIGNS.

          9.1.1. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the purchase of Accounts by ADS and shall continue in full force and effect until the End of the Commitment or the payment of the Obligations, whichever is later. Whenever in this Agreement any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party; and all terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          9.1.2. Notwithstanding any other provision hereof, this Agreement may be terminated by the Seller at any time upon 30 days prior notice upon the occurrence of a "Change of Control" as defined in the Senior Credit Agreement, in which case (a) this Agreement shall terminate upon the payment of all the outstanding Obligations and (b) Seller shall no longer be entitled to sell Accounts under the Commitment.

     9.2. NOTICES. Notices, demands and communications shall be deemed to have been properly given to the Seller when faxed to Brylane, L.P., at (212) 613-9567, Attention: Chief Financial Officer or deposited in the United States mail, registered or certified, postage prepaid, and addressed to the Seller at 463 Seventh Avenue, New York, New York 10018,
Attention: Chief Financial Officer and Chadwicks, 35 United Drive, West Bridgewater, Massachusetts 03279, Fax (508) 583-6314, Attention: Chief Financial Officer, or hand delivered to the same address. Any communication to ADS shall be deemed properly given if faxed, hand delivered or similarly mailed as follows:

          4590 East Broad Street
          Columbus, Ohio  43213
          (614) 735-5000
          Attention:  Robert P. Armiak

     9.3. NO IMPLIED WAIVERS. No delay on the part of ADS or the Seller in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof. The rights and remedies herein expressly specified are cumulative and not exclusive of any other rights and remedies which ADS or the Seller would otherwise have.

     9.4. AMENDMENTS, MODIFICATIONS, ETC. No amendment, modification, termination, or waiver of any provision of this Agreement nor consent to any departure by the Seller or ADS therefrom, shall in any event be effective unless the same shall be in writing and signed by ADS or the Seller, respectively, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand on the Seller in any case shall entitle the Seller, to any other or further notice or demand in similar or other circumstances.

     9.5. APPLICABLE LAW. This Agreement shall be deemed to be contracts made under the local laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of such state.

     9.6. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     9.7. EXPENSES. All fees, costs or expenses, including reasonable fees and expenses of outside legal counsel, incurred by ADS in connection with either the preparation, administration, amendment or modification of the Agreement (including, without limitation, (a) all expenses incurred in obtaining all necessary judicial and other approvals of the transactions contemplated hereby or (b) all expenses incurred in conducting any examinations or appraisals which the Agent, in its sole discretion, deem necessary or appropriate) shall be paid by the Seller on demand. All fees, costs or expenses, including reasonable fees and expenses of outside legal counsel, incurred by ADS in connection with the enforcement of the Agreement shall be paid by the Seller on demand.

     9.8. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument. Complete sets of counterparts shall be lodged with the Seller and ADS.

     9.9. ENTIRE AGREEMENT. The Transaction Documents set forth the entire understanding between the parties concerning the subject matter thereof and incorporate all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of the Agreement other than those set forth in the Transaction Documents. No representation or warranty has been made by or on behalf of either party to the Agreement (or any officer, director, employee or agent thereof) to induce the other party to enter into the Agreement or to abide by or consummate any transactions contemplated by any term of the Agreement, except representations and warranties, if any, expressly set forth or referred to in the Transaction Documents. Nothing expressed or implied in any of the Transaction Documents is intended or shall be construed to confer upon or give any Person other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of the Transaction Documents.

     9.10. HEADINGS. Headings of the sections of this Agreement are for convenience only and shall not affect the construction of this Agreement.

     9.11. EFFECTIVE DATE. This Agreement shall become effective upon the later of the execution of a counterpart hereof by each of the parties.

     9.12. CONFESSION OF JUDGMENT. The Seller hereby authorizes any attorney at law to appear for the Seller, in any action on the Agreement, at any time thereafter, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Seller and to confess judgment in favor of the holder of the Agreement or the party entitled to the benefits of the Agreement against the Seller for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

     9.13. TIME. Unless otherwise stated, all time references set forth herein are stated in Columbus, Ohio time.

     9.14. WAIVER OF JURY TRIAL. ADS AND THE SELLER HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN ADS AND THE SELLER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE SELLER AND ADS IN CONNECTION WITH THE AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO ADS TO ENTER INTO THE FINANCING TRANSACTIONS WITH SELLER. IT SHALL

NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY ADS' ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN OR IN ANY OTHER DOCUMENT RELATED HERETO.

     9.15. TERMINATION OF INTERESTS. Upon payment and performance in full of the Obligations, and all reasonable costs and expenses incurred by ADS in the realization upon the Accounts, including without limitation, reasonable attorneys' fees and legal expenses, this Agreement shall terminate and be of no further force and effect, and in such event, ADS shall, at the expense of the Seller, take all action necessary to terminate the rights and interests in favor of ADS created under this Agreement. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9.16. CONFIRMATION BY ADS. ADS hereby confirms that ADS will treat the transactions contemplated hereby as purchases of the Accounts for accounting, tax and other purposes.
     The parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers as of the date first above written.

                           ALLIANCE DATA SYSTEMS CORPORATION

                           By:_______________________________
                           Name:_____________________________
                           Its:______________________________

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                           BRYLANE, L.P.


                           By:_______________________________
                           Name:_____________________________
                           Its:______________________________

                                 EXHIBIT 1.2.1

               APPLICABLE PURCHASE DISCOUNT SCHEDULE (QUARTERLY)

1.  THE INITIAL APPLICABLE PURCHASE DISCOUNT SHALL BE 2.5%.

2.  THEREAFTER, IF THE AVERAGE ROLLING    THEN THE APPLICABLE PURCHASE DISCOUNT
    12 MONTH UNFUNDED ACCOUNTS ARE:       FACTOR IS:

Less than 2.5%                             2.5%
2.5% to 2.749%                             2.75%
2.75% to 2.99%                             3.0%
3.0% to 3.49%                              3.5%
3.5% to 3.99%                              4.0%
4.0% to 4.49%                              4.5%
4.5% to 4.99%                              5.0%
5.0% to 5.49%                              5.5%
5.5% to 5.99%                              6.0%
6.0% to 6.49%                              6.5%
6.5% or Greater                            7.0%

3. SELLER SHALL DELIVER TO ADS EACH MONTH A REPORT DETAILING THE AVERAGE ROLLING 12 MONTH UNFUNDED ACCOUNTS.

                                  EXHIBIT 4.10

                      CHADWICK'S DEFERRED BILLING PROGRAM


          Chadwick's frequently offers its customers a "Deferred Billing Program" pursuant to which no finance charges will be incurred from the time an order is placed out of a given catalog until a date specified in that catalog (the "Deferred Billing Maturity Date"). The Deferred Billing Maturity Date will not exceed 180 days from the date the catalog is initially mailed. When a customer chooses to utilize the Deferred Billing Program, the customer will not be billed until the Deferred Billing Maturity Date, but does provide a credit card as the medium for payment for the items ordered (a "Deferred Billing Account"). At the time of sale, an authorization ("Preliminary Authorization") of $1.00 is obtained from the Credit Card Issuer to verify the customer's credit card account, but this amount is not billed to the customer. Subsequently, on the Deferred Billing Maturity Date that is specified in the applicable catalog, the Deferred Billing Account received from the customer is submitted to the Credit Card Issuer. At that point, the Credit Card Issuer either purchases the Deferred Billing Account ("Final Authorization") or rejects the same, under circumstances discussed below. The charge for the purchased items will then appear on the customer's next monthly bill from the Credit Card Issuer.

          There are certain circumstances under which the Credit Card Issuer will (i) decline to accept a Deferred Billing Account when presented for payment on a Deferred Billing Maturity Date or (ii) have the right to subsequently "charge back" a Deferred Billing Account it has previously accepted. These are as follows:

  1. If the customer's credit card has expired or been cancelled between the date of the authorization of the Deferred Billing Account and the Deferred Billing Maturity Date, the Credit Card Issuer will decline that Deferred Billing Account. Card cancellations frequently arise when the customer reports that the card has been lost or stolen during the intervening period.

  2. If, on the applicable Deferred Billing Maturity Date, a credit card is near or over its authorized charge limit, the Credit Card Issuer will on that date decline the Deferred Billing Account. In such cases, Chadwick's practice is to resubmit the account until accepted and finally to "force" it through by presentation without an authorization. In substantially all cases of this type, the Deferred Billing Account will ultimately be accepted.

  3. As an example, if goods are shipped to but not received by a customer, when the customer receives the statement from the Credit Card Issuer which reflects the transaction, the customer will refuse payment on the basis that the goods were not delivered or perhaps not even ordered in the first instance. In most circumstances of this type, Chadwick's will accept the customer's rejection since shipping loss is borne by Chadwick's. Since it has already purchased the Deferred Billing Account, the Credit Card Issuer will then "charge-back" the transaction to Chadwick's.

  4. If a customer returns an item to Chadwick's prior to the Deferred Billing Maturity Date, the Deferred Billing Account will be offset by the return amount. If an item is returned after the Deferred Billing Maturity Date, Chadwick's would be required to reimburse the Credit Card Issuer for the transaction.

                                  EXHIBIT 8

                               SERVICE AGREEMENT


    THIS SERVICE AGREEMENT (the "Service Agreement"), is made on December 9, 1996, by and between BRYLANE, L.P., a Delaware limited partnership (the "Servicing Agent"), and ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation ("ADS").

                                   RECITALS:

    WHEREAS, on even date herewith, ADS committed to make available one hundred million dollars ($100,000,000) to purchase accounts receivable from the Servicing Agent pursuant to the Accounts Receivable Purchase Agreement between Brylane, L.P. and ADS dated as of the date hereof, as may be amended from time to time (the "Receivables Agreement"); and

    WHEREAS, Brylane, L.P. will sell accounts receivable generated under the Chadwick's Deferred Billing Program under the Receivables Agreement, and ADS will purchase such Accounts as defined in Section 1; and

    WHEREAS, ADS desires to employ Servicing Agent to perform various servicing functions in connection with the Accounts purchased by ADS.

    NOW THEREFORE, for and in consideration of the commitment to purchase Accounts from Brylane, L.P. and the benefits to be received therefrom, the parties hereto, intending to be legally bound, hereby agree as follows:

    Section 1. Definitions.  Certain capitalized words and terms as used in this
               -----------
Service Agreement shall have the meanings given to them in the Uniform Commercial Code and the Receivables Agreement unless otherwise indicated herein or the context or use indicates another or different meaning or intent. All defined terms shall be equally applicable to both the singular and plural forms of any of the words and terms herein defined. In addition, the following capitalized words shall have the following meanings when used herein:

    "Accounts" means and includes all accounts (whether or not earned by performance), contract rights, chattel paper, instruments, documents, general intangibles and all other forms of obligations owing to Brylane, L.P. from the Customer, pursuant to Chadwick's Deferred Billing Program whether secured or unsecured, whether now existing or hereafter created, and specifically assigned to ADS under the Transaction Documents, all guaranties and other security therefor and all other rights and remedies of an unpaid lienor or secured party in respect of the Accounts.

    "Collection Agent" has the meaning assigned to that term in Section 2.3.1.

    "Obligations" means (a) the obligation of the Servicing Agent to repay fees and charges due and payable under the Receivables Agreement and (b) all costs and expenses incurred by ADS in the realization upon the Accounts, including without limitation reasonable attorneys' fees and legal expenses.

    "Processing Agreements" means the Processing Agreements dated as of the date hereof among ADS, Servicing Agent and each Processing Agent.

    "Processing Agent" means First USA and any assignee and any additional processing agent which processes Accounts for the Servicing Agent.

    "Requirements of Law" means the Uniform Commercial Code, and all laws applicable to seizure, recovery and liquidation of secured assets to satisfy an outstanding obligation.

    "Successor Notice" has the meaning assigned to that term in Section 2.3.1.

    "Transaction Documents" means this Service Agreement, the Receivables Agreement, the Processing Agreements and all other instruments or agreements required or contemplated hereby or thereby.

    "Uniform Commercial Code" means Chapters 1301 through 1309 of the Ohio Revised Code.

    Section 2.  Provisions Applicable to Servicing the Accounts.  The parties
                -----------------------------------------------
agree that the following provisions shall be applicable to the Accounts and the Servicing Agent agrees that during the term of this Service Agreement the Servicing Agent shall undertake the following servicing activities by and on behalf of ADS:

            2.1.  Administrative Matters; Books and Records.  The Servicing
                  -----------------------------------------
Agent shall provide the administrative recordkeeping and accounting services to ADS regarding the Accounts, as provided herein.

                  2.1.1. Servicing Agent shall obtain for ADS, with cooperation from ADS, a separate merchant identification number from each Processing Agent.

                  2.1.2. Servicing Agent shall obtain for ADS, with cooperation from ADS, separate Processing Agreements from each Processing Agent.

                  2.1.3. Servicing Agent shall arrange, with cooperation from ADS, to have each Processing Agent make all Account payments directly to an ADS-owned account (not through Servicing Agent), and any payments received by Servicing Agent will be held in trust and promptly forwarded to ADS.

          2.1.4. The Servicing Agent shall not hold its right, title or interest in, or maintain its records relating to, any Accounts or invoice any Customer with respect to any Accounts in any name other than its own authorized name.

          2.1.5. ADS may at any time cause the Servicing Agent to verify with any Customer the status of any Account payable by such Customer. The Servicing Agent shall direct the Customer to furnish a written response to the request for verification to a post office box at a post office located in Columbus, Ohio, which post office box shall be controlled by ADS. The Servicing Agent from time to time will execute and deliver such instruments and take all such action as ADS may reasonably request in order to effectuate the purposes of this Section 2.1.5.

        2.2.  Funding of Accounts.  The Servicing Agent shall submit all
              -------------------
Accounts to the appropriate Credit Card Issuer or Processing Agent in accordance with the Chadwick's Deferred Billing Program. On the applicable Deferred Billing Maturity Date, Servicing Agent shall submit the Accounts to the Credit Card Issuer on behalf of ADS. Failure of the Servicing Agent to submit the Accounts to the Credit Card Issuer on the applicable Deferred Billing Maturity Date shall entitle ADS to exercise its rights under the Processing Assignments. Servicing Agent shall instruct and cause each Credit Card Issuer and the Processing Agent to forward the funds for each Account to ADS at a deposit account of ADS maintained at The Huntington National Bank.

        2.3.  Collection.
              ----------

          2.3.1. The servicing, administering and collection of the Unfunded Accounts (including all cash collections, if any) shall be conducted by such Person ("Collection Agent") so designated by ADS from time to time in accordance with this Section 2.3.1. The Servicing Agent is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent, until ADS provides the Servicing Agent with notice ("Successor Notice") of ADS' decision to designate a Collection Agent other than the Servicing Agent. The Servicing Agent agrees that it shall terminate its activities hereunder as Collection Agent on the day following receipt of any Successor Notice.

          2.3.2. At any time following the termination of the Servicing Agent's activities as Collection Agent as described in Section 2.3.1, ADS may designate as Collection Agent any Person (including ADS) to succeed the Servicing Agent or any successor Collection Agent, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof. The Collection Agent (other than the Servicing Agent) may, with the prior written consent of ADS, subcontract with any other Person for servicing, administering or collecting the Accounts, provided that the Collection Agent shall remain liable for the performance of the duties and obligations of the Collection Agent pursuant to the terms hereof.

          2.3.3. The Collection Agent shall, as soon as practicable following receipt, deposit in a deposit account at The Huntington National Bank the collections of any Unfunded Accounts less, in the event the Servicing Agent is not the Collection Agent, all reasonable and appropriate out-of-pocket costs and expenses of such Collection Agent of servicing, collecting and administering such Accounts. The Collection Agent's authorization hereunder shall terminate as of the date upon which all of the Obligations have been paid in full.

          2.3.4. The Collection Agent shall take or cause to be taken all such actions as may be necessary or advisable to collect each Unfunded Account from time to time, all in accordance with applicable Requirements of Law with reasonable care and diligence; provided, however, that, if the Servicing Agent
                               -----------------
is not the Collection Agent, then the Collection Agent shall not contact any Customer in the name of ADS unless an Event of Termination has occurred. Each of the Servicing Agent and ADS hereby appoints as its agent the Collection Agent to enforce its respective rights and interests in and under the Unfunded Accounts. The Collection Agent shall not extend the maturity or adjust the outstanding balance of any Unfunded Account; provided, however, the Servicing
                                             -----------------
Agent, while it is Collection Agent, may (a) extend the maturity or adjust the outstanding balance of any Defaulted Account as the Servicing Agent may determine to be appropriate to maximize collections thereof or (b) extend, demand or modify the terms of any Unfunded Account which is not a Defaulted Account. The Collection Agent shall not adjust the outstanding balance of any Unfunded Account to reflect any reductions or cancellations in the Unfunded Account; provided, however, the Servicing Agent, while it is Collection Agent,
         -----------------
may adjust the outstanding balance of any Unfunded Account to reflect any reductions or cancellations in the Unfunded Account to which ADS has consented in writing. The Servicing Agent shall deliver to the Collection Agent, and the Collection Agent shall hold in trust for the Servicing Agent, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Unfunded Accounts.

          2.3.5. The Collection Agent, and the Servicing Agent if the Servicing Agent is no longer the Collection Agent, shall immediately notify ADS of any adverse change of which the Collection Agent, or the Servicing Agent if the Servicing Agent is no longer the Collection Agent, has knowledge which affects the eligibility of any Unfunded Account owing by a Customer.

          2.3.6. If ADS is the Collection Agent, then, with respect to its conduct as Collection Agent, ADS shall not be liable to the Servicing Agent for
(a) loss of, damage to, or delay in the collection or processing of any items related to Unfunded Accounts. Other than resulting from its gross negligence or willful misconduct, and (b) the negligence of third parties with respect to the collection or processing of any items related to Unfunded Accounts; provided
                                                                    --------
that ADS has exercised reasonable care in selecting such third parties that collect or process hereunder. In no event shall ADS have any liability for consequential, special or indirect damages, even if ADS has been advised of the possibility of such damages.

          2.3.7. The Collection Agent shall be solely responsible for the payment of any charges due to checks returned for insufficient funds; provided,
                                                                      ---------
however, that the Servicing Agent shall reimburse ADS or any third party
-------
Collection Agent for such charges incurred.

          2.3.8. The right to collect Unfunded Accounts related to a particular Funding will cease to exist upon payment of the Obligations related to such Funding.

        2.4.  Right of the Servicing Agent to Use the Servicing Agent's Name.
              --------------------------------------------------------------
ADS hereby authorizes the Servicing Agent to use the name of the Servicing Agent when corresponding with or talking to any Customer.

    Section 3.  Preservation and Protection of Security Interests.  Even though
                -------------------------------------------------
the transactions evidenced by the Receivables Agreement are intended to be sales of Accounts to ADS in the Receivables Agreement, Brylane has granted to ADS a security interest in the Accounts to ADS in order to protect ADS if the transaction is ever deemed to be a financing rather than a sale. The Servicing Agent shall faithfully preserve and protect ADS' security interest in the Accounts and shall, at its own cost and expense, cause such security interest to be perfected and continue perfected so long as the Obligations or any portion thereof are outstanding and unpaid and the Commitment under the Receivables Agreement is in effect, and for such purpose the Servicing Agent shall from time to time at the request of ADS file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation financing and continuation statements, as ADS may deem necessary or advisable from time to time in order to preserve, perfect and continue perfected said security interest prior to the rights of any secured party or lien creditor. The Servicing Agent shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as ADS may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a perfected lien in the Accounts prior to the rights of any secured party or lien creditor.

    Section 4.  Representations and Warranties.  The Servicing Agent hereby
                ------------------------------
represents and warrants to ADS that the Servicing Agent maintains by and on behalf of ADS a master list of all Customers of the Servicing Agent (the "Master File"). The Master File contains the complete and accurate name and address of each Customer, the date of each purchase that creates an Account, the dollar value of each Account, the payment history for each Account and other information that ADS may request to be included from time to time. The Servicing Agent maintains the Master File on computer tape or disk. An updated Master File shall be delivered to ADS on any date ADS so requests. The Master File delivered to ADS shall be accurate and complete as of the date of its delivery.

    Section 5. Affirmative Covenants.  On and after the date of this Service
               ---------------------
Agreement, and for so long as any Obligation is outstanding:

        5.1. The Servicing Agent shall keep accurate and adequate records and books of account in which complete entries will be made in accordance with GAAP, reflecting all financial transactions relating to the Accounts, and sufficient to identify the Accounts.

        5.2. (a) The Servicing Agent shall maintain its chief executive office, and the office where its information system, is located at the addresses set forth below:

MIS Office                                 Chief Executive Office
Chadwicks of Boston                        Brylane, L.P.
35 United Drive                            463 Seventh Avenue, 21st Floor
West Bridgewater, Massachusetts 03279      New York, New York 10018

          (b) The Servicing Agent shall not move its chief executive office except to such new location as it may establish in accordance with Section 6.5 below.

        5.3. (a) The only original books of account and records of the Servicing Agent relating to the Accounts are, and will continue to be, kept at the offices of the Servicing Agent set forth in Section 6.2(a) above.

              (b) The location where such books of account and records are kept shall not be changed by the Servicing Agent except in accordance with Section 6.2(a) above.

        5.4. If the Servicing Agent has knowledge that any Event of Termination has occurred, the Servicing Agent shall give prompt notice in writing of such happening to ADS.

        5.5. The Servicing Agent shall make no changes in the procedures for assigning Customers to or deleting Customers from the Master File of the Servicing Agent or for otherwise maintaining such computer records of Accounts as described in Section 5 hereof.

        5.6.  The Servicing Agent shall:

          5.6.1. Promptly perform, on request of ADS, such acts as ADS may determine to be necessary or advisable under the UCC to give notice of ADS' ownership of the Accounts and to create, perfect, maintain, preserve, protect and continue the perfection of any lien provided for in the Transaction Documents including placing notations on the Servicing Agent's books of account to disclose ADS' ownership of the Accounts and ADS and their officers, employees and authorized agents, or any of them, are hereby irrevocably appointed by the Servicing Agent as the agents and the attorneys-in-fact of the Servicing Agent, to do all acts and things which ADS may deem necessary or advisable to establish and give effective notice of ADS' ownership of the Accounts and to preserve, perfect and continue perfected liens.

          5.6.2. Not (a) grant, create or permit to exist any lien on, of or in any of the Accounts, (b) permit any levy or attachment to be made against any of the Accounts or (c) execute or file, or allow to be filed, any financing statement or other document or certificate constituting notice of the existence of any lien covering any of the Accounts except financing statements naming ADS as secured party.

          5.6.3. Subject to Section 2.3, not (a) extend, amend or otherwise modify the terms of any Account, (b) amend, modify or waive any term or condition of any contract related thereto or (c) redate any invoice or sale or make sales on extended dating beyond that customary in the Servicing Agent's industry. Upon the occurrence of an Event of Termination, ADS shall have the right to extend, amend or otherwise modify the terms of any Account.

        5.7.  Additional Information.  The Servicing Agent shall furnish to ADS
              ----------------------
promptly after ADS' request therefor, such other information respecting the business, properties or condition of operations, financial or otherwise, of the Servicing Agent as may be reasonably requested by ADS.

        5.8.  Audits.  The Servicing Agent shall at any time and from time to
              ------
time during regular business hours and, so long as no Event of Termination has occurred and is continuing, upon at least two Domestic Banking Days notice, permit ADS, or its agents or representatives, (a) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) related to the Agreement in the possession or under the control of the Servicing Agent, (b) to visit the offices and properties of the Servicing Agent for the purpose of examining such materials described in clause (a) next above, and to discuss matters relating to the Servicing Agent's performance hereunder or the Servicing Agent's business, operations and financial condition with any of the officers or employees of the Servicing Agent having knowledge of such matters and who are then available, and
(c) to discuss the Servicing Agent's affairs directly with the Servicing Agent's independent certified public accountants, with notice to the Servicing Agent and provided that the Servicing Agent shall be entitled to notice of and to participate in such discussions.. The Servicing Agent agrees to use its best efforts to make such officers and employees available at such time.

        5.9.  Power of Attorney.  In addition to any other power of attorney
              -----------------
granted to ADS by the Servicing Agent under the Transaction Documents, the Servicing Agent appoints ADS and its respective designees as its attorney, with power, upon and during the continuance of an Event of Termination, (a) to endorse the Servicing Agent's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into ADS' possession,
(b) to sign the Servicing Agent's name on any invoice or bill of lading relating to any Accounts, on drafts against Customers, on assignments of Accounts, on notices of assignment, financing statements and other public records, on verifications of Accounts and on notices to Customers, (c) to send requests for verifications of Accounts to Customers, and (d) to do all things necessary to carry out the provisions of the Transaction Documents. The Servicing Agent ratifies and approves all acts of such attorney. Neither ADS nor the attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law except to the extent such act or omission constitutes gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied.

    Section 6.  Negative Covenants.
                ------------------

        6.1. On and after the date of this Service Agreement and so long as the Obligations are outstanding, the Servicing Agent shall not change its name unless, before the effective date of such change, the Servicing Agent delivers to ADS such financing statements executed by the Servicing Agent that ADS may request to reflect such name change, together with such other documents and instruments that ADS may request in connection with such name change.

        6.2. The Servicing Agent shall not establish any different location for its chief executive office or for the place where the original books of account and records of the Servicing Agent relating to the Accounts are kept until (a) it shall have given to ADS written notice, 45 days before doing so, of its intention to establish such new location, clearly describing each such new location and providing any other information in connection therewith that ADS may reasonably request, and (b) with respect to each such new location, it shall have taken such action, satisfactory to ADS (including without limitation all action required by Section 3 of this Service Agreement), as may be necessary to maintain the security interest of ADS in the Accounts at all times fully perfected and in full force and effect.

    Section 7.  Remedies for Event of Termination.  If an Event of Termination
                ---------------------------------
occurs, ADS may exercise all remedies available at law or by agreement, including without limitation, the Transaction Documents.

    Section 8.  Termination.  ADS may, at any time, terminate the various
                ------------
servicing functions of the Servicing Agent, by giving prior written notice to Brylane, L.P., as Servicing Agent, and may designate a new Servicing Agent. Brylane, L.P. agrees that it shall terminate its activities hereunder as Servicing Agent on the day following receipt of any Successor Notice, and also agrees that it will cooperate with the transition of serving functions to the successor servicing agent, provided, however, that Brylane, L.P. shall remain
                           ------------------
subject to all rights, obligations, representations, warranties and covenants made herein, to the extent applicable, whether or not serving as Servicing Agent.

    Section 9.  Amendments, Waivers.  No amendment, modification or waiver to
                -------------------
this Service Agreement shall be binding unless in writing and signed by the party to be charged.

    Section 10.  Governing Law.  This Service Agreement is being executed and
                 -------------
delivered in the State of Ohio and, except to the extent that the laws of any other jurisdiction are mandatorily applicable, shall in all respects be interpreted in accordance with the laws of the State of Ohio applicable to contracts to be performed in the State of Ohio.

    Section 11.  Counterparts.  This Service Agreement may be signed in any
                 ------------
number of counterparts, all of which taken together shall constitute one and the same instrument.

    Section 12.  Entire Agreement.  This Service Agreement sets forth the entire
                 ----------------
understanding of the parties hereto and supersedes any and all prior agreements, arrangements, and understandings relating to the subject matter hereof. No representation, promise, inducement, or statement of intent has been made by any party which is not embodied in this Service Agreement, and no party shall be bound by or be liable for any alleged representation, promise, inducement or statement of intention not embodied herein.

    Section 13.  Enforceability.  Any provision of this Service Agreement which
                 --------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

    Section 14.  Captions.  Captions and section headings used in this Service
                 --------
Agreement are for convenience only and shall not affect the construction of this Service Agreement.

    Section 15.  Confession of Judgment.  The Servicing Agent hereby authorizes
                 ----------------------
any attorney at law to appear for it, in an action on this Service Agreement, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Servicing Agent and to confess judgment in favor of the holder of the Service Agreement against the Servicing Agent for the amount that may be due, with interest at the rate therein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

    Section 16.  Waiver of Jury Trial.  ADS AND THE SERVICING AGENT HEREBY
                 --------------------
VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN ADS AND THE SERVICING AGENT ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE SERVICING AGENT AND ADS IN CONNECTION WITH THE SERVICE AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO ADS TO ENTER INTO THE FINANCING TRANSACTIONS WITH SERVICING AGENT. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY ADS' ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN OR IN ANY OTHER DOCUMENT RELATED HERETO.

    Section 17.  Successors and Assigns.  This Service Agreement and all
                 ----------------------
covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the purchase of the Accounts by ADS and the execution and delivery of the Receivables Agreement and shall continue in full force and effect until the termination of the Commitment or until payment in full of the Obligations, whichever is later. Whenever in this Service Agreement any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party; and all terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

    The parties hereto have caused this Service Agreement to be duly executed by their respective duly authorized officers as of the day and year first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                     BRYLANE, L.P.


                                     By:
                                         -------------------------------------
                                     Name:
                                           -----------------------------------
                                     Its: General Partner


                                     ALLIANCE DATA SYSTEMS CORPORATION


                                     By:
                                         -------------------------------------
                                     Name:
                                           -----------------------------------
                                     Its:
                                           -----------------------------------

                               SERVICE AGREEMENT


     THIS SERVICE AGREEMENT (the "Service Agreement"), is made on December 9, 1996, by and between BRYLANE, L.P., a Delaware limited partnership (the "Servicing Agent"), and ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation ("ADS").

                                   RECITALS:

     WHEREAS, on even date herewith, ADS committed to make available one hundred million dollars ($100,000,000) to purchase accounts receivable from the Servicing Agent pursuant to the Accounts Receivable Purchase Agreement between Brylane, L.P. and ADS dated as of the date hereof, as may be amended from time to time (the "Receivables Agreement"); and

     WHEREAS, Brylane, L.P. will sell accounts receivable generated under the Chadwick's Deferred Billing Program under the Receivables Agreement, and ADS will purchase such Accounts as defined in Section 1; and

     WHEREAS, ADS desires to employ Servicing Agent to perform various servicing functions in connection with the Accounts purchased by ADS.

     NOW THEREFORE, for and in consideration of the commitment to purchase Accounts from Brylane, L.P. and the benefits to be received therefrom, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1. Definitions.  Certain capitalized words and terms as used in
                ------------
this Service Agreement shall have the meanings given to them in the Uniform Commercial Code and the Receivables Agreement unless otherwise indicated herein or the context or use indicates another or different meaning or intent. All defined terms shall be equally applicable to both the singular and plural forms of any of the words and terms herein defined. In addition, the following capitalized words shall have the following meanings when used herein:

     "Accounts" means and includes all accounts (whether or not earned by performance), contract rights, chattel paper, instruments, documents, general intangibles and all other forms of obligations owing to Brylane, L.P. from the Customer, pursuant to Chadwick's Deferred Billing Program whether secured or unsecured, whether now existing or hereafter created, and specifically assigned to ADS under the Transaction Documents, all guaranties and other security therefor and all other rights and remedies of an unpaid lienor or secured party in respect of the Accounts.

     "Collection Agent" has the meaning assigned to that term in Section 2.3.1.

     "Obligations" means (a) the obligation of the Servicing Agent to repay fees and charges due and payable under the Receivables Agreement and (b) all costs and expenses incurred by ADS in the realization upon the Accounts, including without limitation reasonable attorneys' fees and legal expenses.

     "Processing Agreements" means the Processing Agreements dated as of the date hereof among ADS, Servicing Agent and each Processing Agent.

     "Processing Agent" means First USA and any assignee and any additional processing agent which processes Accounts for the Servicing Agent.

     "Requirements of Law" means the Uniform Commercial Code, and all laws applicable to seizure, recovery and liquidation of secured assets to satisfy an outstanding obligation.

     "Successor Notice" has the meaning assigned to that term in Section 2.3.1.

     "Transaction Documents" means this Service Agreement, the Receivables Agreement, the Processing Agreements and all other instruments or agreements required or contemplated hereby or thereby.

     "Uniform Commercial Code" means Chapters 1301 through 1309 of the Ohio Revised Code.

     Section 2.  Provisions Applicable to Servicing the Accounts.  The parties
                 -----------------------------------------------
agree that the following provisions shall be applicable to the Accounts and the Servicing Agent agrees that during the term of this Service Agreement the Servicing Agent shall undertake the following servicing activities by and on behalf of ADS:

     2.1.  Administrative Matters; Books and Records.  The Servicing Agent shall
           -----------------------------------------
provide the administrative recordkeeping and accounting services to ADS regarding the Accounts, as provided herein.

     2.1.1. Servicing Agent shall obtain for ADS, with cooperation from ADS, a separate merchant identification number from each Processing Agent.

     2.1.2. Servicing Agent shall obtain for ADS, with cooperation from ADS, separate Processing Agreements from each Processing Agent.

     2.1.3. Servicing Agent shall arrange, with cooperation from ADS, to have each Processing Agent make all Account payments directly to an ADS-owned account (not through Servicing Agent), and any payments received by Servicing Agent will be held in trust and promptly forwarded to ADS.

     2.1.4. The Servicing Agent shall not hold its right, title or interest in, or maintain its records relating to, any Accounts or invoice any Customer with respect to any Accounts in any name other than its own authorized name.

     2.1.5. ADS may at any time cause the Servicing Agent to verify with any Customer the status of any Account payable by such Customer. The Servicing Agent shall direct the Customer to furnish a written response to the request for verification to a post office box at a post office located in Columbus, Ohio, which post office box shall be controlled by ADS. The Servicing Agent from time to time will execute and deliver such instruments and take all such action as ADS may reasonably request in order to effectuate the purposes of this Section 2.1.5.

     2.2.  Funding of Accounts.  The Servicing Agent shall submit all Accounts
           -------------------
to the appropriate Credit Card Issuer or Processing Agent in accordance with the Chadwick's Deferred Billing Program. On the applicable Deferred Billing Maturity Date, Servicing Agent shall submit the Accounts to the Credit Card Issuer on behalf of ADS. Failure of the Servicing Agent to submit the Accounts to the Credit Card Issuer on the applicable Deferred Billing Maturity Date shall entitle ADS to exercise its rights under the Processing Assignments. Servicing Agent shall instruct and cause each Credit Card Issuer and the Processing Agent to forward the funds for each Account to ADS at a deposit account of ADS maintained at The Huntington National Bank.

     2.3.  Collection.
           -----------

     2.3.1. The servicing, administering and collection of the Unfunded Accounts (including all cash collections, if any) shall be conducted by such Person ("Collection Agent") so designated by ADS from time to time in accordance with this Section 2.3.1. The Servicing Agent is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent, until ADS provides the Servicing Agent with notice ("Successor Notice") of ADS' decision to designate a Collection Agent other than the Servicing Agent. The Servicing Agent agrees that it shall terminate its activities hereunder as Collection Agent on the day following receipt of any Successor Notice.

     2.3.2. At any time following the termination of the Servicing Agent's activities as Collection Agent as described in Section 2.3.1, ADS may designate as Collection Agent any Person (including ADS) to succeed the Servicing Agent or any successor Collection Agent, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof. The Collection Agent (other than the Servicing Agent) may, with the prior written consent of ADS, subcontract with any other Person for servicing, administering or collecting the Accounts, provided that the Collection Agent shall remain liable for the performance of the duties and obligations of the Collection Agent pursuant to the terms hereof.

     2.3.3. The Collection Agent shall, as soon as practicable following receipt, deposit in a deposit account at The Huntington National Bank the collections of any Unfunded Accounts less, in the event the Servicing Agent is not the Collection Agent, all reasonable and appropriate out-of-pocket costs and expenses of such Collection Agent of servicing, collecting and administering such Accounts. The Collection Agent's authorization hereunder shall terminate as of the date upon which all of the Obligations have been paid in full.

     2.3.4. The Collection Agent shall take or cause to be taken all such actions as may be necessary or advisable to collect each Unfunded Account from time to time, all in accordance with applicable Requirements of Law with reasonable care and diligence; provided, however, that, if the Servicing Agent
                               --------
is not the Collection Agent, then the Collection Agent shall not contact any Customer in the name of ADS unless an Event of Termination has occurred. Each of the Servicing Agent and ADS hereby appoints as its agent the Collection Agent to enforce its respective rights and interests in and under the Unfunded Accounts. The Collection Agent shall not extend the maturity or adjust the outstanding balance of any Unfunded Account; provided, however, the Servicing
                                             -----------------
Agent, while it is Collection Agent, may (a) extend the maturity or adjust the outstanding balance of any Defaulted Account as the Servicing Agent may determine to be appropriate to maximize collections thereof or (b) extend, demand or modify the terms of any unfunded account which is not a defaulted account. The Collection Agent shall not adjust the outstanding balance of any Unfunded Account to reflect any reductions or cancellations in the Unfunded Account; provided, however, the Servicing Agent, while it is Collection Agent,
         -----------------
may adjust the outstanding balance of any Unfunded Account to reflect any reductions or cancellations in the Unfunded Account to which ads has consented in writing. The Servicing Agent shall deliver to the Collection Agent, and the Collection Agent shall hold in trust for the Servicing Agent, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Unfunded Accounts.

     2.3.5. The Collection Agent, and the Servicing Agent if the Servicing Agent is no longer the Collection Agent, shall immediately notify ADS of any adverse change of which the Collection Agent, or the Servicing Agent if the Servicing Agent is no longer the Collection Agent, has knowledge which affects the eligibility of any Unfunded Account owing by a Customer.

     2.3.6. If ADS is the Collection Agent, then, with respect to its conduct as Collection Agent, ADS shall not be liable to the Servicing Agent for (a) loss of, damage to, or delay in the collection or processing of any items related to Unfunded Accounts. other than resulting from its gross negligence or willful misconduct, and (b) the negligence of third parties with respect to the collection or processing of any items related to Unfunded Accounts; provided
                                                                    --------
that ADS has exercised reasonable care in selecting such third parties that collect or process hereunder. In no event shall ADS have any liability for consequential, special or indirect damages, even if ADS has been advised of the possibility of such damages.

     2.3.7. The Collection Agent shall be solely responsible for the payment of any charges due to checks returned for insufficient funds; provided, however,
                                                           -----------------
that the Servicing Agent shall reimburse ADS or any third party Collection Agent for such charges incurred.

     2.3.8. The right to collect Unfunded Accounts related to a particular Funding will cease to exist upon payment of the Obligations related to such Funding.

     2.4.  Right of the Servicing Agent to Use the Servicing Agent's Name.  ADS
           --------------------------------------------------------------
hereby authorizes the Servicing Agent to use the name of the Servicing Agent when corresponding with or talking to any Customer.

     Section 3.  Preservation and Protection of Security Interests.  Even though
                 -------------------------------------------------
the transactions evidenced by the Receivables Agreement are intended to be sales of Accounts to ADS in the Receivables Agreement, Brylane has granted to ADS a security interest in the Accounts to ADS in order to protect ADS if the transaction is ever deemed to be a financing rather than a sale. The Servicing Agent shall faithfully preserve and protect ADS' security interest in the Accounts and shall, at its own cost and expense, cause such security interest to be perfected and continue perfected so long as the Obligations or any portion thereof are outstanding and unpaid and the Commitment under the Receivables Agreement is in effect, and for such purpose the Servicing Agent shall from time to time at the request of ADS file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation financing and continuation statements, as ADS may deem necessary or advisable from time to time in order to preserve, perfect and continue perfected said security interest prior to the rights of any secured party or lien creditor. The Servicing Agent shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as ADS may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a perfected lien in the Accounts prior to the rights of any secured party or lien creditor.

     Section 4.  Representations and Warranties.  The Servicing Agent hereby
                 ------------------------------
represents and warrants to ADS that the Servicing Agent maintains by and on behalf of ADS a master list of all Customers of the Servicing Agent (the "Master File"). The Master File contains the complete and accurate name and address of each Customer, the date of each purchase that creates an Account, the dollar value of each Account, the payment history for each Account and other information that ADS may request to be included from time to time. The Servicing Agent maintains the Master File on computer tape or disk. An updated Master File shall be delivered to ADS on any date ADS so requests. The Master File delivered to ADS shall be accurate and complete as of the date of its delivery.

     Section 5. Affirmative Covenants.  On and after the date of this Service
                ---------------------
Agreement, and for so long as any Obligation is outstanding:

     5.1. The Servicing Agent shall keep accurate and adequate records and books of account in which complete entries will be made in accordance with GAAP, reflecting all financial transactions relating to the Accounts, and sufficient to identify the Accounts.

     5.2. (a) The Servicing Agent shall maintain its chief executive office, and the office where its information system, is located at the addresses set forth below:

MIS Office                                 Chief Executive Office

Chadwicks of Boston                        Brylane, L.P.
35 United Drive                            463 Seventh Avenue, 21st Floor
West Bridgewater, Massachusetts 03279      New York, New York 10018

     (b) The Servicing Agent shall not move its chief executive office except to such new location as it may establish in accordance with Section 6.5 below.

     5.3. (a) The only original books of account and records of the Servicing Agent relating to the Accounts are, and will continue to be, kept at the offices of the Servicing Agent set forth in Section 6.2(a) above.

     (b) The location where such books of account and records are kept shall not be changed by the Servicing Agent except in accordance with Section 6.2(a) above.

     5.4. If the Servicing Agent has knowledge that any Event of Termination has occurred, the Servicing Agent shall give prompt notice in writing of such happening to ADS.

     5.5. The Servicing Agent shall make no changes in the procedures for assigning Customers to or deleting Customers from the Master File of the Servicing Agent or for otherwise maintaining such computer records of Accounts as described in Section 5 hereof.

     5.6.  The Servicing Agent shall:

     5.6.1. Promptly perform, on request of ADS, such acts as ADS may determine to be necessary or advisable under the UCC to give notice of ADS' ownership of the Accounts and to create, perfect, maintain, preserve, protect and continue the perfection of any lien provided for in the Transaction Documents including placing notations on the Servicing Agent's books of account to disclose ADS' ownership of the Accounts and ADS and their officers, employees and authorized agents, or any of them, are hereby irrevocably appointed by the Servicing Agent as the agents and the attorneys-in-fact of the Servicing Agent, to do all acts and things which ADS may deem necessary or advisable to establish and give effective notice of ADS' ownership of the Accounts and to preserve, perfect and continue perfected liens.

     5.6.2. Not (a) grant, create or permit to exist any lien on, of or in any of the Accounts, (b) permit any levy or attachment to be made against any of the Accounts or (c) execute or file, or allow to be filed, any financing statement or other document or certificate constituting notice of the existence of any lien covering any of the Accounts except financing statements naming ADS as secured party.

     5.6.3. Subject to Section 2.3, not (a) extend, amend or otherwise modify the terms of any Account, (b) amend, modify or waive any term or condition of any contract related thereto or (c) redate any invoice or sale or make sales on extended dating beyond that customary in the Servicing Agent's industry. Upon the occurrence of an Event of Termination, ADS shall have the right to extend, amend or otherwise modify the terms of any Account.

     5.7.  Additional Information.  The Servicing Agent shall furnish to ADS
           ----------------------
promptly after ADS' request therefor, such other information respecting the business, properties or condition of operations, financial or otherwise, of the Servicing Agent as may be reasonably requested by ADS.

     5.8.  Audits.  The Servicing Agent shall at any time and from time to time
           ------
during regular business hours and, so long as no Event of Termination has occurred and is continuing, upon at least two Domestic Banking Days notice, permit ADS, or its agents or representatives, (a) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) related to the Agreement in the possession or under the control of the Servicing Agent, (b) to visit the offices and properties of the Servicing Agent for the purpose of examining such materials described in clause (a) next above, and to discuss matters relating to the Servicing Agent's performance hereunder or the Servicing Agent's business, operations and financial condition with any of the officers or employees of the Servicing Agent having knowledge of such matters and who are then available, and
(c) to discuss the Servicing Agent's affairs directly with the Servicing Agent's independent certified public accountants, with notice to the Servicing Agent and provided that the Servicing Agent shall be entitled to notice of and to participate in such discussions.. The Servicing Agent agrees to use its best efforts to make such officers and employees available at such time.

     5.9.  Power of Attorney.  In addition to any other power of attorney
           -----------------
granted to ADS by the Servicing Agent under the Transaction Documents, the Servicing Agent appoints ADS and its respective designees as its attorney, with power, upon and during the continuance of an Event of Termination, (a) to endorse the Servicing Agent's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into ADS' possession,
(b) to sign the Servicing Agent's name on any invoice or bill of lading relating to any Accounts, on drafts against Customers, on assignments of Accounts, on notices of assignment, financing statements and other public records, on verifications of Accounts and on notices to Customers, (c) to send requests for verifications of Accounts to Customers, and (d) to do all things necessary to carry out the provisions of the Transaction Documents. The Servicing Agent ratifies and approves all acts of such attorney. Neither ADS nor the attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law except to the extent such act or omission constitutes gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied.

     Section 6.  Negative Covenants.
                 ------------------

          6.1. On and after the date of this Service Agreement and so long as the Obligations are outstanding, the Servicing Agent shall not change its name unless, before the effective date of such change, the Servicing Agent delivers to ADS such financing statements executed by the Servicing Agent that ADS may request to reflect such name change, together with such other documents and instruments that ADS may request in connection with such name change.

          6.2. The Servicing Agent shall not establish any different location for its chief executive office or for the place where the original books of account and records of the Servicing Agent relating to the Accounts are kept until (a) it shall have given to ADS written notice, 45 days before doing so, of its intention to establish such new location, clearly describing each such new location and providing any other information in connection therewith that ADS may reasonably request, and (b) with respect to each such new location, it shall have taken such action, satisfactory to ADS (including without limitation all action required by Section 3 of this Service Agreement), as may be necessary to maintain the security interest of ADS in the Accounts at all times fully perfected and in full force and effect.

          Section 7.  Remedies for Event of Termination.  If an Event of
                      ---------------------------------
Termination occurs, ADS may exercise all remedies available at law or by agreement, including without limitation, the Transaction Documents.

          Section 8.  Termination.  ADS may, at any time, terminate the various
                      -----------
servicing functions of the Servicing Agent, by giving prior written notice to Brylane, L.P., as Servicing Agent, and may designate a new Servicing Agent. Brylane, L.P. agrees that it shall terminate its activities hereunder as Servicing Agent on the day following receipt of any Successor Notice, and also agrees that it will cooperate with the transition of serving functions to the successor servicing agent, provided, however, that Brylane, L.P. shall remain
                           --------  -------
subject to all rights, obligations, representations, warranties and covenants made herein, to the extent applicable, whether or not serving as Servicing Agent.

          Section 9.  Amendments, Waivers.  No amendment, modification or waiver
                      -------------------
to this Service Agreement shall be binding unless in writing and signed by the party to be charged.

          Section 10.  Governing Law.  This Service Agreement is being executed
                       -------------
and delivered in the State of Ohio and, except to the extent that the laws of any other jurisdiction are mandatorily applicable, shall in all respects be interpreted in accordance with the laws of the State of Ohio applicable to contracts to be performed in the State of Ohio.

          Section 11.  Counterparts.  This Service Agreement may be signed in
                       ------------
any number of counterparts, all of which taken together shall constitute one and the same instrument.

          Section 12.  Entire Agreement.  This Service Agreement sets forth the
                       ----------------
entire understanding of the parties hereto and supersedes any and all prior agreements, arrangements, and understandings relating to the subject matter hereof. No representation, promise, inducement, or statement of intent has been made by any party which is not embodied in this Service Agreement, and no party shall be bound by or be liable for any alleged representation, promise, inducement or statement of intention not embodied herein.

          Section 13.  Enforceability.  Any provision of this Service Agreement
                       --------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          Section 14.  Captions.  Captions and section headings used in this
                       --------
Service Agreement are for convenience only and shall not affect the construction of this Service Agreement.

          Section 15.  Confession of Judgment.  The Servicing Agent hereby
                       ----------------------
authorizes any attorney at law to appear for it, in an action on this Service Agreement, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Servicing Agent and to confess judgment in favor of the holder of the Service Agreement against the Servicing Agent for the amount that may be due, with interest at the rate therein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

          Section 16.  Waiver of Jury Trial.  ADS AND THE SERVICING AGENT HEREBY
                       --------------------
VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN ADS AND THE SERVICING AGENT ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE SERVICING AGENT AND ADS IN CONNECTION WITH THE SERVICE AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO ADS TO ENTER INTO THE FINANCING TRANSACTIONS WITH SERVICING AGENT. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY ADS' ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN OR IN ANY OTHER DOCUMENT RELATED HERETO.

          Section 17.  Successors and Assigns.  This Service Agreement and all
                       ----------------------
covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the purchase of the Accounts by ADS and the execution and delivery of the Receivables Agreement and shall continue in full force and effect until the termination of the Commitment or until payment in full of the Obligations, whichever is later. Whenever in this Service Agreement any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party; and all terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          The parties hereto have caused this Service Agreement to be duly executed by their respective duly authorized officers as of the day and year first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                       BRYLANE, L.P.


                                       By:
                                           -----------------------------------
                                       Name:
                                             ---------------------------------
                                       Its: General Partner


                                       ALLIANCE DATA SYSTEMS CORPORATION


                                       By:
                                           -----------------------------------
                                       Name:
                                             ---------------------------------
                                       Its:
                                            ----------------------------------